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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ___________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (date of earliest event reported): October 19, 2004

                             MATRIA HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                   0-20619                   58-2205984
 (State of Incorporation)   (Commission File Number)         (IRS Employer
                                                           Identification No.)

                               1850 Parkway Place
                               Marietta, GA 30067
          (Address, including zip code, of principal executive offices)

        Registrant's telephone number, including area code (770) 767-4500

                                 Not applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.   Results of Operations and Financial Condition.

     The following information is being furnished pursuant to Item 2.02 of Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On October 19, 2004, Matria Healthcare, Inc. ("Matria") issued a press release (the "Press Release") announcing its consolidated financial results for the third quarter and nine months ended September 30, 2004. The Press Release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Matria's Quarterly Report on Form 10-Q. A copy of the Press Release is attached hereto as Exhibit 99.1.


Item 9.01.   Financial Statements and Exhibits.

     (c)     Exhibits.

     99.1 Press Release dated October 19, 2004, with respect to Matria's financial results for the third quarter and nine months ended September 30, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MATRIA HEALTHCARE, INC.



                                       By: /s/ Parker H. Petit
                                           -------------------------------------
                                           Parker H. Petit
                                           Chairman and Chief Executive Officer

Date:  October 19, 2004


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                                  EXHIBIT INDEX


Exhibit
Number       Description of Exhibits
-------      -----------------------

99.1 Press Release, dated October 19, 2004, with respect to Matria's financial results for the third quarter and nine months ended September 30, 2004.